Shareholder Letter Q4 2023

Clear Secure, Inc. | Q4 2023 | Page 2 Shareholder Letter Q4 2023 Fourth Quarter 2023 Financial Highlights (all figures are for Fourth Quarter 2023 and percentage change is expressed as year-over-year, unless otherwise specified)* Revenue of $171.0 million was up 33.3% while Total Bookings of $195.3 million were up 29.7% Operating income of $15.7 million; Adjusted EBITDA of $25.8 million Net Income of $23.3 million, Earnings per Common Share Basic and Diluted of $0.15 Adjusted Net Income of $26.2 million, Adjusted Net Income per Common Share Basic and Diluted of $0.17 Net cash provided by operating activities of $94.1 million; Free Cash Flow of $90.4 million Results include: (1) $2.9 million of cash severance expense, (2) $2.9 million of NextGen Identity+ related expenses, and (3) $9.6 million equity-based compensation benefit from reversals Total Cumulative Enrollments of 20.2 million were up 31.3% Active CLEAR Plus Members of 6.7 million were up 23.4% Annual CLEAR Plus Net Member Retention of 86.3% was down 220 basis points sequentially Total Cumulative Platform Uses of 180.8 million were up 39.5% Annualized CLEAR Plus Member Usage of 8.1x Launching TSA PreCheck® Enrollment Provided by CLEAR: Live with online renewals and new enrollments at Newark Liberty International Airport in 2024 Active in 56 CLEAR Plus airports with the launch of Rhode Island T.F. Green International Airport and Pittsburgh International Airport Total capital returned to shareholders of $110.0 million including 787,499 shares repurchased at an average price of $17.20 and dividends of $96.4 million * A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided at the end of this letter. “ The fourth quarter capped a year of solid growth, margin expansion and Free Cash Flow generation. As we look towards 2024, we are confident in our ability to sustain strong revenue growth, expand margins and grow Free Cash Flow while continuing to allocate capital for the benefit of shareholders,” said Caryn Seidman Becker, CLEAR’s CEO

Clear Secure, Inc. | Q4 2023 | Page 3 Shareholder Letter Q4 2023 in millions in thousands Total GAAP Revenue & Bookings Total Cumulative Enrollments 2022 2023 Revenue Total Bookings (10-K) $115.9 $128.3 $132.4 $149.9 $160.4 $171.0 $145.7 $150.6 $149.7 $175.1 $191.7 $195.3 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total GAAP Revenue & Bookings 14,236 15,384 16,202 17,385 18,594 20,194 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total Cumulative Enrollments (Thousands) 117,620 129,617 141,106 154,317 167,417 180,807 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q3 '22 $115.9 $128.3 $132.4 $149.9 $160.4 $171.0 $145.7 $150.6 $149.7 $175.1 $191.7 $195.3 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total GAAP Revenue & Bookings 14,236 15,384 16,202 17,385 18,594 20,194 Q3 ' 2 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total Cumulative Enrollments (Thousands) 117,620 129,617 141,106 154,317 167,417 180,807 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q3 '22 $115.9 $128.3 $132.4 $149.9 $160.4 $171.0 $145.7 $150.6 $149.7 $175.1 $191.7 $195.3 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total GAAP Revenue & Bookings 14,236 15,384 16,202 17,385 18,594 20,194 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Tot l Cumul tive Enrollments (Thousands) 117,620 129,617 141,106 154,317 167,417 180,807 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Tot l Cumul tive Platform Uses (Thousands) Q3 '22 $115.9 $128.3 $132.4 $149.9 $160.4 $171.0 $145.7 $150.6 $149.7 $175.1 $191.7 $195.3 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total GAAP Revenue & Bookings 14,236 15,384 16,202 17,385 18,594 20,194 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total Cumulative Enrollments (Thousands) 117,620 129,617 141,106 154,317 167,417 180,807 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q3 '22 $115.9 $128.3 $132.4 $149.9 $160.4 $171.0 $145.7 50.6 $149.7 $175.1 $191.7 $195.3 3 ' 4 ' 2 1 ' 2 ' 3 ' Q4 '23 2022 2023 Total GAAP Revenue & Bookings 14,236 15,384 16,202 17,385 18,594 20,194 3 ' 4 ' 2 1 ' 2 ' 3 ' Q4 '23 2022 2023 Total Cumulative Enrollments (Thousands) 117,620 129,617 141,106 154,317 167,417 180,807 3 ' 4 ' 2 1 ' 2 ' 3 ' Q4 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q3 '22 $115.9 $128.3 $132.4 $149.9 $160.4 $171.0 $145.7 $150.6 $149.7 $175.1 $191.7 $195.3 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total GAAP Revenue & Bookings 14,236 15,384 16,202 17,385 18,594 20,194 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Tot l Cumul tive Enrollments (Thousands) 117,620 129,617 141,106 154,317 167,417 180,807 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Tot l Cumul tive Platform Uses (Thousands) Q3 '22

Clear Secure, Inc. | Q4 2023 | Page 4 Shareholder Letter Q4 2023 Total Cumulative Platform Uses Annual CLEAR Plus Net Member Retention $115.9 $128.3 $132.4 $149.9 $160.4 $171.0 $145.7 $150.6 $149.7 $175.1 $191.7 $195.3 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total GAAP Revenue & Bookings 14,236 15,384 16,202 17,385 18,594 20,194 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total Cumulative Enrollments (Thousands) 117,620 129,617 141,106 154,317 167,417 180,807 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q3 '22 $115.9 $128.3 $132.4 $149.9 $160.4 $171.0 $145.7 50 6 $149.7 $175.1 $191.7 $195.3 3 4 2 1 2 3 Q4 '23 2022 2023 Total GAAP Revenue & Bookings 14,236 15,384 16,202 17,385 18,594 20,194 3 4 2 1 2 3 Q4 '23 2022 2023 Total Cumulative Enrollments (Thousands) 117,620 129,617 141,106 154,317 167,417 180,807 3 4 2 1 2 3 Q4 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q3 '22 $115.9 $128.3 $132.4 $149.9 $160.4 $171.0 $145.7 $150.6 $149.7 $175.1 $191.7 $195.3 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total GAAP Revenue & Bookings 14,236 15,384 16,202 17,385 18,594 20,194 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total Cumulative Enrollments (Thousands) 117,620 129,617 141,106 154,317 167,417 180,807 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q3 '22 in thousands $102.7 $115.9 $128.3 $132.4 $149.9 $160.4 $122.9 $145.7 $150.6 $149.7 $175.1 $191.7 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total GAAP Revenue & Bookings 13,097 14,236 15,384 16,202 17,385 18,594 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Enrollments (Thousands) 106,631 117,620 129,617 141,106 154,317 167,417 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q2 '22 92.2% 91.9% 91.3% 90.7% 88.5% 86.3% Q3 '22 Q4 '2 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Annual CLEAR Plus Member Retention 4,855 5,448 5,711 6,183 6,374 6,720 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Acitve CLEAR Plus Members (Thousands) 8.6x 8.6x 8.8x 8.7x 8.5x 8.1x Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Annualized CLEAR Plus Member Usage 92.2% 91.9% 91.3% 90.7% 88.5% 86.3% Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Annual CLEAR Plus M mber Retention 4,855 5,448 5,711 6,183 6,374 6,720 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Acitve CLEAR Plus Members (Thousands) 8.6x 8.6x 8.8x 8.7x 8.5x 8.1x Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Annualized CLEAR Plus Member Usage

Clear Secure, Inc. | Q4 2023 | Page 5 Shareholder Letter Q4 2023 Active CLEAR Plus Members Annual CLEAR Plus Member Usage in thousands $102.7 $115.9 $128.3 $132.4 $149.9 $160.4 $122.9 $145.7 $150.6 $149.7 $175.1 $191.7 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total GAAP Revenue & Bookings 13,097 14,236 15,384 16,202 17,385 18,594 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Enrollments (Thousands) 106,631 117,620 129,617 141,106 154,317 167,417 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q2 '22 92.2% 91.9% 91.3% 90.7% 88.5% 86.3% Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Annual CLEAR Plus Member Retention 4,855 5,448 5,711 6,183 6,374 6,720 Q3 '22 4 1 3 2 3 3 ' 4 ' 2022 2023 Acitve CLEAR Plus Members (Thousands) 8.6x 8.6x 8.8x 8.7x 8.5x 8.1x Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Annualized CLEAR Plus Member Usage 92.2% 91.9% 91.3% 90.7% 88.5% 86.3% Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Annual CLEAR Plus M mber Retention 4,855 5,448 5,711 6,183 6,374 6,720 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Acitve CLEAR Plus Members (Thousands) 8.6x 8.6x 8.8x 8.7x 8.5x 8.1x Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Annualized CLEAR Plus Member Usage $102.7 $115.9 $128.3 $132.4 $149.9 $160.4 $122.9 $145.7 $150.6 $149.7 $175.1 $191.7 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total GAAP Revenue & Bookings 13,097 14,236 15,384 16,202 17,385 18,594 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Enrollments (Thousands) 106,631 117,620 129,617 141,106 154,317 167,417 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 2022 2023 Total Cumulative Platform Uses (Thousands) Q2 '22 92.2% 91.9% 91.3% 90.7% 88.5% 86.3% Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Annual CLEAR Plus Member Retentio 4,855 5,448 5,711 6,18 6,374 6,720 Q3 '22 Q4 '2 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Acitve CLEAR Plus Members (Thousands) 8.6x 8.6x 8.8x 8.7x 8.5x 8.1x Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Annualized CLEAR Plus Memb r Usage 92.2% 91.9% 91.3% 90.7% 88.5% 86.3% Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Annual CLEAR Plus M mber Retention 4,855 5,448 5,711 6,183 6,374 6,720 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Acitve CLEAR Pl s Members (Thousands) 8.6x 8.6x 8.8x 8.7x 8.5x 8.1x Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2022 2023 Annualized LEAR Plus Member age

Clear Secure, Inc. | Q4 2023 | Page 6 Shareholder Letter Q4 2023 Dear Shareholder, 2023 Review Our 2023 financial performance was strong. Revenues grew 40%, Total Bookings grew 35%, and Members grew 31%. CLEAR achieved the AND—growth, margin expansion and strong Free Cash Flow. Operating margins expanded by over 1,300 basis points1, we generated $225 million of Operating Cash Flow and $200 million of Free Cash Flow, up 46% year-over-year. Cash and cash equivalents ended the year at $728 million after returning significant capital to shareholders in the form of share repurchases (~$70 million) and dividends (totalling $0.91 per share). Over 20 million Members are now on the CLEAR platform and can access our growing network of use cases with just a selfie. In travel, CLEAR Plus is in 56 airports with 147 Lanes nationally and 20 RESERVE locations globally. CLEAR Verified continues to add new partners in healthcare, financial services, and digital marketplaces such as LinkedIn. The power of CLEAR’s trusted identity platform is the ability to enroll once and use everywhere. Our network effect strengthens as we expand our Members, nodes, and use cases. It bears repeating—identity is foundational. Reusable identity enables seamless and secure experiences for our Members and for our partners. CLEAR Travel CLEAR’s 2023 financial performance and network expansion were strong but the CLEAR Plus Member experience was not consistently up to our standards. In 2024, we are fixing the experience—restoring the frictionless journey that travelers have come to expect. Throughout this year the CLEAR Lane of the Future will be rolling out, enabled by NextGen Identity+, ensuring scalability, security, and predictability. Our new operating system optimizes CLEAR Pods for speed, while new Ambassador handheld devices are streamlining manual processes, enhancing both security and efficiency. In the coming months, we will transition to face first for an even faster Member experience. With NextGen Identity+, a universal, standardized digital identity, CLEAR is interoperable. A universal identity is critical as travel is highly fragmented—encompassing different ticketing platforms, airlines, and airports. Travel is hard and travelers appreciate the consistency of CLEAR—ensuring a predictable journey regardless of where, when or how they fly. Travel continues to grow—the U.S. Travel Association forecasts a 3% increase in air travel for 2024— that means 26 million more passengers through checkpoints this year. With CLEAR Plus, RESERVE, and TSA PreCheck® Enrollment Provided by CLEAR, we are building new products and expanding our footprint to meet this demand. Whether you travel once a year or once a week, CLEAR’s friction-free and predictable experiences are for all travelers. We are actively launching TSA PreCheck® Enrollment Provided by CLEAR—both online renewals and in person enrollment. There is enormous opportunity with this program and we are bringing it to all 1 Excluding items called out in the financial release.

Clear Secure, Inc. | Q4 2023 | Page 7 Shareholder Letter Q4 2023 travelers with greater convenience and choice of where, when, and how to sign up. More travelers want to be part of TSA PreCheck® and for $1.30/month we think that all U.S. travelers should have it. Today, consumers can renew TSA PreCheck® with CLEAR online and new applicants can simply walk up to CLEAR’s dedicated TSA PreCheck® enrollment pods at Newark Liberty International Airport (our first location) and enroll in minutes—no appointment necessary. Starting with our airport network, staffed around the clock by our 3,700 Ambassadors, we look forward to expanding access to all travelers for this essential program, pending TSA approval. CLEAR Verified Identity used to be built in the physical world with a firm handshake and the exchange of a business card. More of our daily life is now online and the need to seamlessly prove who we are in this digital world is a here and now problem. CLEAR is uniquely positioned to become the trusted identity layer of the internet. The CLEAR Verified platform took a great step forward with the integration of Sora ID (CLEAR’s Know Your Customer solution). We now offer an end-to-end, fully configurable identity solution that enables partners to truly know their customers without introducing friction. The CLEAR Verified platform is live with partners, ranging from digital marketplaces to medical record access, to car and apartment rental. There is strong overlap between the expanding CLEAR Member base and our partners' customers. Today this means over 20 million Members can verify or enroll seamlessly with CLEAR Verified partners—increasing adoption, driving customer loyalty, and improving partners’ bottom line. Importantly, CLEAR is known for trust and security. LinkedIn recently conducted a Trust Experience Survey that found that verification via CLEAR has driven high member satisfaction (75%) and that verified members associate ID verification with higher confidence in assessing authenticity of other members. Our deep commitment to security, privacy, and Member experience has made CLEAR a brand that is synonymous with trust and it is driving better customer outcomes. In 2024 we expect strong top line growth with high incremental margins and significant Free Cash Flow growth of at least 30%. We are well positioned to achieve margin expansion as we progress towards our Adjusted EBITDA Margin target of +35%. As always, we remain focused on growing Members, Bookings, AND Free Cash Flow, while continuing to build a brand that Members AND partners trust and love. Best,

Clear Secure, Inc. | Q4 2023 | Page 8 Shareholder Letter Q4 2023 Fourth quarter 2023 Revenue of $171.0 million grew 33.3% as compared to the fourth quarter of 2022 while Total Bookings of $195.3 million grew 29.7%. We saw a continuation of the strong travel trends driving membership growth, leading to better than expected Total Bookings growth. Fourth quarter 2023 Total Cumulative Enrollments reached 20.2 million, driven by an increase in CLEAR Plus enrollments at existing and new airports, as well as growth of CLEAR Verified enrollments. Fourth quarter 2023 Active CLEAR Plus Members reached 6.7 million, up 23.4% as compared to the fourth quarter of 2022 driven by new Members added through airport, partner and organic channels in existing and new markets. Fourth quarter 2023 Total Cumulative Platform Uses reached 180.8 million, driven primarily by the continued strength in air travel leading to increases in CLEAR Plus verifications. Fourth quarter 2023 Annualized CLEAR Plus Member Usage was 8.1x, down 5.8% as compared to the fourth quarter of 2022. Fourth quarter 2023 Annual CLEAR Plus Net Member Retention was 86.3%, down 560 basis points year-over-year and down 220 basis points sequentially. Cost of revenue share fee was $25.0 million in the fourth quarter of 2023 and includes a COVID- related benefit of $(0.4) million. Excluding COVID-related benefits in all periods, Cost of revenue share fee as a percentage of revenue was up 64 basis points year-over-year and down 10 basis points sequentially. Cost of revenue share fee percentage may vary by quarter, but on an annual basis we expect it to remain relatively stable over time. Cost of direct salaries and benefits was $40.1 million in the fourth quarter of 2023 and includes a benefit of $(0.4) million of non-cash equity-based compensation reversal relating to pre-IPO employee performance award units, approximately $2.0 million of surge staffing related to NextGen Identity+ upgrades and $0.1 million of severance. Excluding the pre-IPO employee performance award reversal, surge staffing and severance as well as previously disclosed prior-period non-cash items, cost of direct salaries and benefits expense of $38.5 million was up 30.5% year-over-year, and up 9.1% sequentially; as a percentage of revenue it was down 49 basis points year-over-year and up 51 basis points sequentially. We expect cost of direct salaries and benefits in 2024 to decline as a percentage of revenues on a full year basis versus 2023. Research and development expense of $18.4 million in the fourth quarter of 2023 includes a benefit of $(3.6) million of non-cash equity-based compensation reversal relating to pre-IPO employee performance award units, a benefit of $(1.4) million of non-cash equity-based compensation reversal from departed team members, a $1.3 million write-off related to legacy software and $1.5 million of severance expense. Excluding the pre-IPO employee performance award reversal, departed team member reversals, write-off and severance as well as previously disclosed prior-period non-cash Fourth Quarter 2023 Financial Discussion

Clear Secure, Inc. | Q4 2023 | Page 9 Shareholder Letter Q4 2023 items, research and development expense of $20.7 million was up 15.6% year-over-year and up 8.6% sequentially; as a percentage of revenue it was down 185 basis points year-over-year and up 22 basis points sequentially. We expect research and development expense in 2024 to decline as a percentage of revenues on a full year basis versus 2023. Sales and marketing expense of $13.5 million in the fourth quarter of 2023 includes a benefit of $(0.1) million of non-cash equity-based compensation reversal relating to pre-IPO employee performance award units, a benefit of $(0.1) million of non-cash equity-based compensation reversal from departed team members and $0.2 million of severance expense. Excluding the pre-IPO employee performance award reversal, departed team member reversal and severance as well as previously disclosed prior-period non-cash items, sales and marketing expense of $13.5 million increased 14.8% year-over-year and 39.3% sequentially; as a percentage of revenue it was down 127 basis points year-over-year and was up 186 basis points sequentially. While we expect sales and marketing expense in 2024 to decline as a percentage of revenues on a full year basis versus 2023, we will invest in marketing on an opportunistic basis. General and administrative expense of $52.0 million in the fourth quarter of 2023 includes a benefit of $(2.5) million of non-cash equity-based compensation reversal relating to pre-IPO employee performance award units, a benefit of $(1.4) million of non-cash equity-based compensation reversal from departed team members, $1.1 million of severance expense and $0.9 million of NextGen Identity+ expenses. Excluding the pre-IPO employee performance award reversal, departed team member reversal, severance and NextGen Identity+ expenses as well as previously disclosed prior-period non-cash items, general and administrative expense of $54.0 million increased 2.9% year-over-year and declined 3.8% sequentially; as a percentage of revenue it was down 932 basis points year-over-year and 342 basis points sequentially. We expect general and administrative expense in 2024 to decline as a percentage of revenues on a full year basis versus 2023. Stock compensation expense of $2.2 million in the fourth quarter of 2023 includes a benefit of $(6.6) million relating to the reversal of the pre-IPO employee performance award units and a benefit of $(3.0) million relating to reversals from departed team members. Excluding the pre-IPO employee performance award unit benefit and departed team member reversals as well as previously disclosed prior-period non-cash items, stock compensation expense of $11.8 million was down 25.2% year-over-year and flat sequentially. We expect normalized stock compensation expense in 2024 to decline as a percentage of revenues on a full year basis versus 2023. Operating income of $15.7 million in the fourth quarter of 2023 includes a benefit of $(6.6) million relating to the reversal of the pre-IPO employee performance award units and a benefit of $(3.0) million relating to reversals from departed team members, $2.9 million of severance expense, $2.9 million of NextGen Identity+ expenses, and a $1.3 million write-off related to legacy software. Excluding the pre-IPO employee performance award reversal, departed team member reversal, severance, NextGen Identity+ expenses and write-off as well as previously disclosed prior-period Fourth Quarter 2023 Financial Discussion (Cont.)

Clear Secure, Inc. | Q4 2023 | Page 10 Shareholder Letter Q4 2023 non-cash items, operating income was $12.7 million; as a percentage of revenue it was up 1,298 basis points year-over-year and 57 basis points sequentially. Net Income in the fourth quarter 2023 was $23.3 million, Earnings per Share, Basic and Diluted was $0.15. Fourth quarter 2023 Adjusted Net Income was $26.2 million, Adjusted Net Income per Common Share, Basic and Diluted was $0.17. Fourth quarter 2023 net cash provided by operating activities was $94.1 million, Free Cash Flow was $90.4 million and Adjusted EBITDA was $25.8 million; includes $2.9 million of cash severance expense and $2.9 million of NextGen Identity+ related expenses. As of December 31, 2023, our cash and cash equivalents, marketable securities and restricted cash, totaled $727.6 million. As of February 23, 2023, the following shares of common stock were outstanding: Class A Common Stock 93,313,393, Class B Common Stock 907,234, Class C Common Stock 30,609,111, and Class D Common Stock 25,796,690 totaling 150,626,428 shares of common stock which is down approximately 2% year over year. During the three-months ended December 31, 2023, we used $13.5 million to repurchase and retire 787,499 shares of Class A Common Stock at an average price of $17.20. Subsequent to year end, we repurchased an additional 289,196 shares at an average price of $17.99. Fourth Quarter 2023 Financial Discussion (Cont.) First Quarter and Full Year 2024 Guidance We expect first quarter 2024 revenue of $172-$174 million and Total Bookings of $178-$183 million. For the full year 2024, we expect to deliver strong revenue and Total Bookings growth, expanding margins and Free Cash Flow growth of at least 30%.

Clear Secure, Inc. | Q4 2023 | Page 11 Shareholder Letter Q4 2023 CLEAR SECURE, INC. CONSOLIDATED BALANCE SHEETS (dollars in thousands, except share and per share data) As of December 31, 2023 2022 Assets Current assets: Cash and cash equivalents $ 57,900 $ 38,939 Marketable securities 665,197 665,810 Accounts receivable 526 1,169 Prepaid revenue share fee 24,402 17,585 Prepaid expenses and other current assets 22,009 18,097 Total current assets 770,034 741,600 Property and equipment, net 62,611 57,924 Right of use asset, net 115,874 123,880 Intangible assets, net 20,825 22,292 Goodwill 62,757 58,807 Restricted cash 4,501 29,945 Other assets 8,407 3,069 Total assets $ 1,045,009 $ 1,037,517 Liabilities and stockholders' equity Current liabilities: Accounts payable $ 11,781 $ 7,951 Accrued liabilities 164,015 106,070 Deferred revenue 376,253 283,452 Total current liabilities 552,049 397,473 Other long term liabilities 123,736 129,123 Total liabilities 675,785 526,596 Commitments and contingencies (Note 18) Class A Common Stock, $0.00001 par value—1,000,000,000 shares authorized; 91,786,941 shares issued and outstanding as of December 31, 2023 and 87,841,336 shares issued and 87,760,831 shares outstanding as of December 31, 2022 1 1 Class B Common Stock, $0.00001 par value—100,000,000 shares authorized; 907,234 shares issued and outstanding as of December 31, 2023 and 2022 — — Class C Common Stock, $0.00001 par value—200,000,000 shares authorized; 32,234,914 and 38,290,964 shares issued and outstanding as of December 31, 2023 and 2022, respectively — — Class D Common Stock, $0.00001 par value—100,000,000 shares authorized; 25,796,690 shares issued and outstanding as of December 31, 2023 and 2022, respectively — — Accumulated other comprehensive loss 2,050 (1,529) Treasury stock at cost, none and 80,505,000 shares as of December 31, 2023 and 2022, respectively — — Accumulated deficit (73,714) (101,797) Additional paid-in capital 304,992 394,390 Total stockholders’ equity attributable to Clear Secure, Inc. 233,329 291,065 Non-controlling interest 135,895 219,856 Total stockholders’ equity 369,224 510,921 Total liabilities and stockholders’ equity $ 1,045,009 $ 1,037,517

CLEAR
Shareholder Letter
Q4 2023

CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in thousands, except share and per share data)

	Three Months Ended December 31,		Year ended December 31,	
	2023	2022	2023	2022
Revenue	**$ 170,965**	**$ 128,253**	**$ 613,579**	**$ 437,434**
Operating expenses:				
Cost of revenue share fee	24,973	17,069	88,647	56,267
Cost of direct salaries and benefits	40,133	29,576	142,820	104,787
Research and development	18,400	20,446	74,444	66,799
Sales and marketing	13,493	11,958	43,525	41,679
General and administrative	52,033	75,666	222,356	278,174
Depreciation and amortization	6,233	5,549	21,649	18,792
Operating income (loss)	**15,700**	**(32,011)**	**20,138**	**(129,064)**
Other income (expense)				
Interest income (expense), net	7,550	4,756	29,013	6,586
Other income (expense), net	(108)	6,813	1,461	4,980
Income (loss) before tax	**23,142**	**(20,442)**	**50,612**	**(117,498)**
Income tax benefit (expense)	122	1,682	(724)	2,062
Net income (loss)	**23,264**	**(18,760)**	**49,888**	**(115,436)**
Less: net income (loss) attributable to non-controlling interests	9,289	(7,434)	21,780	(49,863)
Net income (loss) attributable to Clear Secure, Inc.	**$ 13,975**	**$ (11,326)**	**$ 28,108**	**$ (65,573)**
Net income (loss) per share of Class A and B Common Stock (Note 16)				
Net income (loss) per common share basic, Class A	$ 0.15	$ (0.13)	$ 0.31	$ (0.80)
Net income (loss) per common share basic, Class B	$ 0.15	$ (0.13)	$ 0.31	$ (0.80)
Net income (loss) per common share diluted, Class A	$ 0.15	$ (0.13)	$ 0.31	$ (0.80)
Net income (loss) per common share diluted, Class B	$ 0.15	$ (0.13)	$ 0.31	$ (0.80)
Weighted-average shares of Class A Common Stock outstanding, basic	90,462,936	85,893,063	89,695,439	81,117,184
Weighted-average shares of Class B Common Stock outstanding, basic	907,234	924,734	907,234	1,007,686
Weighted-average shares of Class A Common Stock outstanding, diluted	90,462,936	85,893,063	90,709,811	81,117,184
Weighted-average shares of Class B Common Stock outstanding, diluted	907,234	924,734	907,234	1,007,686

Clear Secure, Inc. | Q4 2023 | Page 12

Clear Secure, Inc. | Q4 2023 | Page 13 Shareholder Letter Q4 2023 CLEAR SECURE, INC. CONSOLIDATED STATEMENTS OF CHANGES IN CASH FLOWS (dollars in thousands) Year ended December 31, 2023 2022 Cash flows provided by (used in) operating activities: Net income (loss) $ 49,888 $ (115,436) Adjustments to reconcile net income (loss) to net cash used in operating activities: Depreciation on property and equipment 18,215 15,524 Amortization on intangible assets 3,434 3,268 Noncash lease expense 6,468 3,769 Impairment of assets 4,975 3,068 Equity-based compensation 37,293 138,495 Deferred income tax expense (benefit) (722) (2,471) Amortization of revolver loan costs 339 440 Premium amortization (discount accretion) on marketable securities (13,804) (2,958) Changes in operating assets and liabilities: Accounts receivable 643 4,162 Prepaid expenses and other assets (3,192) 991 Prepaid revenue share fee (6,817) (7,313) Accounts payable 4,525 (752) Accrued and other long term liabilities 33,714 34,979 Deferred revenue 92,801 94,889 Operating lease liabilities (2,727) (2,345) Net cash used provided by operating activities 225,033 168,310 Cash flows provided by (used in) investing activities: Business combinations, net of cash acquired (3,750) — Purchases of marketable securities (952,655) (1,462,550) Proceeds from sales and maturities of marketable securities 973,032 1,134,864 Purchase of strategic investment (6,000) — Purchases of property and equipment (25,555) (31,362) Purchases of intangible assets (580) (545) Net cash used in investing activities (15,508) (359,593) Cash flows provided by (used in) financing activities: IPO proceeds, net of underwriter fees and issuance costs — (297) Repurchase of Class A Common Stock (69,673) (4,902) Payment of dividend (14,483) — Payment of special dividend (68,038) (21,843) Distributions to members (42,674) (16,250) Tax distribution to members (13,929) (171) Debt issuance costs (396) — Payment of taxes on net settled stock-based awards (6,814) (5,411) Net cash used in financing activities (216,007) (48,874) Net increase (decrease) in cash, cash equivalents, and restricted cash (6,482) (240,157) Cash, cash equivalents, and restricted cash, beginning of period 68,884 309,126 Exchange rate effect on cash and cash equivalents, and restricted cash (1) (85) Cash, cash equivalents, and restricted cash, end of period $ 62,401 $ 68,884 Year ended December 31, 2023 2022 Cash and cash equivalents $ 57,900 $ 38,939 Restricted cash 4,501 29,945 Total cash, cash equivalents, and restricted cash $ 62,401 $ 68,884

Clear Secure, Inc. | Q4 2023 | Page 14 Shareholder Letter Q4 2023 To evaluate performance of the business, we utilize a variety of other non-GAAP financial reporting and performance measures. These key measures include Total Bookings, Total Cumulative Enrollments, Total Cumulative Platform Uses, Annual CLEAR Plus Net Member Retention, Active CLEAR Plus Members, and Annual CLEAR Plus Member Usage. Total Bookings Total Bookings represent our total revenue plus the change in deferred revenue during the period. Total Bookings in any particular period reflect sales to new and renewing CLEAR Plus subscribers plus any accrued billings to partners. Management believes that Total Bookings is an important measure of the current health and growth of the business and views it as a leading indicator. Total Cumulative Enrollments We define Total Cumulative Enrollments as the number of enrollments since inception as of the end of the period. An Enrollment is defined as any Member who has registered for the CLEAR platform since inception and has a profile (including limited time free trials regardless of conversion to paid membership) net of duplicate and/or purged accounts. This includes CLEAR Plus Members who have completed enrollment with CLEAR and have ever activated a payment method, plus associated family accounts. Management views this metric as an important tool to analyze the efficacy of our growth and marketing initiatives as new Members are potentially a current and leading indicator of revenues. Total Cumulative Platform Uses We define Total Cumulative Platform Uses as the number of individual engagements across CLEAR use cases, including CLEAR Plus, our flagship app and CLEAR Verified, since inception as of the end of the period. Management views this metric as an important tool to analyze the level of engagement of our Member base which can be a leading indicator of future growth, retention and revenue. Annual CLEAR Plus Net Member Retention We define Annual CLEAR Plus Net Member Retention as one minus the CLEAR Plus net Member churn on a rolling 12 month basis. We define “CLEAR Plus net Member churn” as total cancellations net of winbacks in the trailing 12 month period divided by the average active CLEAR Plus Members as of the beginning of each month within the same 12 month period. Winbacks are defined as reactivated Members who have been cancelled for at least 60 days. Active CLEAR Plus Members are defined as Members who have completed enrollment with CLEAR and have activated a payment method for our in-airport CLEAR Plus service, including their registered family plan Members. Active CLEAR Plus Members also include those in a grace period of up to 45 days after a billing failure during which time we attempt to collect updated payment information. Management views this metric as an important tool to analyze the level of engagement of our Member base, which can be a leading indicator of future growth and revenue, as well as an indicator of customer satisfaction and long term business economics. Definitions of Key Performance Indicators

Clear Secure, Inc. | Q4 2023 | Page 15 Shareholder Letter Q4 2023 In addition to our results as determined in accordance with GAAP, we disclose Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Adjusted Net Income and Adjusted Net Income per Common Share, Diluted as non-GAAP financial measures that management believes provide useful information to investors. These measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income (loss), or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Our Non-GAAP financial measures are expressed in thousands. We periodically reassess the components of our Non-GAAP adjustments for changes in how we evaluate our performance and changes in how we make financial and operational decisions to ensure the adjustments remain relevant and meaningful. Adjusted EBITDA and Adjusted EBITDA Margin We define Adjusted EBITDA as net income (loss) adjusted for income taxes, interest (income) expense net, depreciation and amortization, impairment and losses on asset disposals, equity-based compensation expense, mark to market of warrant liabilities, net other income (expense) excluding sublease rental income, acquisition-related costs and changes in fair value of contingent consideration. Adjusted EBITDA is an important financial measure used by management and our board of directors (“Board”) to evaluate business performance. During the third quarter of fiscal year 2022, we revised our definition of Adjusted EBITDA (Loss) to exclude sublease rental income from our other income (expense) adjustment. During the fourth quarter of fiscal year 2022, we revised our Non-GAAP Financial Measures Active CLEAR Plus Members We define Active CLEAR Plus Members as the number of Members with an active CLEAR Plus subscription as of the end of the period. This includes CLEAR Plus Members who have an activated payment method, plus associated family accounts and is inclusive of Members who are in a limited time free trial; it excludes duplicate and/or purged accounts. Management views this as an important tool to measure the growth of its CLEAR Plus product. Annual CLEAR Plus Member Usage We define Annual CLEAR Plus Member Usage as the total number of unique CLEAR Plus airport verifications in the 365 days prior to the end of the period divided by active CLEAR Plus Members as of the end of the period who have been enrolled for at least 365 days. The numerator includes only verifications of the population in the denominator. Management views this as an important tool to analyze the level of engagement of our active CLEAR Plus Member base. Definitions of Key Performance Indicators (Cont.)

Clear Secure, Inc. | Q4 2023 | Page 16 Shareholder Letter Q4 2023 definition of Adjusted EBITDA to include impairment on assets as a separate component. We did not revise prior years' Adjusted EBITDA because there was no impact of a similar nature in the prior period that affects comparability. Adjusted EBITDA Margin is Adjusted EBITDA, divided by total revenues. Adjusted Net Income We define Adjusted Net Income as Net income (loss) attributable to Clear Secure, Inc. adjusted for the net income (loss) attributable to non-controlling interests, equity-based compensation expense, amortization of acquired intangible assets, acquisition related costs, changes in fair value of contingent consideration and the income tax effect of these adjustments. Adjusted Net Income is used in the calculation of Adjusted Net Income per Common Share as defined below. Adjusted Net Income per Common Share We compute Adjusted Net Income per Common Share, Basic as Adjusted Net Income divided by Adjusted Weighted-Average Shares Outstanding for our Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock assuming the exchange of all vested and outstanding common units in Alclear at the end of each period presented. We do not present Adjusted Net Income per Common Share for shares of our Class B Common Stock although they are participating securities based on the assumed conversion of those shares to our Class A Common Stock. We do not present Adjusted Net Income per Common Share on a dilutive basis for periods where we have Adjusted Net Loss since we do not assume the conversion of any potentially dilutive equity instruments as the result would be anti-dilutive. In periods where we have Adjusted Net Income, the Company also calculates Adjusted Net Income per Common Share, Diluted based on the effect of potentially dilutive equity instruments for the periods presented using the treasury stock/ if-converted method, as applicable. Adjusted Net Income per Common Share is only applicable for periods after June 29, 2021, post the Reorganization Transactions and IPO. Adjusted Net Income and Adjusted Net Income per Common Share exclude, to the extent applicable, exclude the tax effected impact of non-cash expenses and other items that are not directly related to our core operations. These items are excluded because they are connected to the Company’s long term growth plan and not intended to increase short term revenue in a specific period. Further, to the extent that other companies use similar methods in calculating non-GAAP measures, the provision of supplemental non-GAAP information can allow for a comparison of the company’s relative performance against other companies that also report non-GAAP operating results. Free Cash Flow We define Free Cash Flow as net cash provided by (used in) operating activities adjusted for purchases of property and equipment plus the value of share repurchases over fair value. With regards to our CLEAR Plus subscription service, we generally collect cash from our Members upfront for annual subscriptions. As a result, when the business is growing Free Cash Flow can be a real time indicator of the current trajectory of the business. See the following pages for reconciliations of these non-GAAP financial measures to their most comparable GAAP measures. Non-GAAP Financial Measures (Cont.)

Clear Secure, Inc. | Q4 2023 | Page 17 Shareholder Letter Q4 2023 This release may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any and such forward looking statement are not guarantees of future performance or results and involve risks and uncertainties, and that actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors, including those described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” in our Annual Report on Form 10-K. The Company disclaims any obligation to update any forward looking statements contained herein. Forward-Looking Statements

Clear Secure, Inc. | Q4 2023 | Page 18 Shareholder Letter Q4 2023 Forward Looking Statements This release may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any and such forward looking statement are not guarantees of future performance or results and involve risks and uncertainties, and that actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors, including those described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023. The Company disclaims any obligation to update any forward looking statements contained herein. Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin Three Months Ended December 31, Year ended December 31, (In thousands) 2023 2022 2023 2022 Net income (loss) $ 23,264 $ (18,760) $ 49,888 $ (115,436) Income tax expense (benefit) (122) (1,682) 724 (2,062) Interest income (expense), net (7,550) (4,756) (29,013) (6,586) Other income (expense), net 551 (6,683) 107 (4,850) Depreciation and amortization 6,233 5,550 21,649 18,792 Acquisition-related costs — — 457 — Impairment on assets 1,269 1,851 4,975 1,851 Equity-based compensation expense 2,191 40,007 37,293 138,495 Adjusted EBITDA $ 25,836 $ 15,527 $ 86,080 $ 30,204 Revenue $ 170,965 $ 128,253 $ 613,579 $ 437,434 Net income Margin 14% (15) % 8% (26) % Adjusted EBITDA Margin 15% 12% 14% 7 % Reconciliation of Net Income (Loss) to Adjusted Net Income Three Months Ended December 31, Year ended December 31, (In thousands) 2023 2022 2023 2022 Net income (loss) attributable to Clear Secure,. Inc $ 13,975 $ (11,327) $ 28,108 $ (65,573) Reallocation of net income (loss) attributable to non-controlling interests 9,289 (7,433) 21,780 (49,863) Net income (loss) per above 23,264 (18,760) 49,888 (115,436) Equity-based compensation expense 2,191 40,007 37,293 138,495 Amortization of acquired intangibles 898 791 3,268 3,161 Acquisition-related costs — — 457 — Income tax effect (154) (996) (1,610) (1,604) Adjusted Net Income $ 26,199 $ 21,042 $ 89,296 $ 24,616 Forward Looking Statements This rel ase may contain statements that constitute forw rd-looking statements within the mea ing of the Private Securities Litigation Reform Act f 1995. Inv stors are ca tioned that any and such forward looking statement are not guarantees of future p rformance or results and involve risks and uncertainties, and that actual result , developments and events may differ materially from those in th forward-looking statements as a result of various factors, including th se described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023. The Company disclaims any obligation to update any forward looking statements contained herein. Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin Three Months Ended December 31, Year ended December 31, (In thousands) 2023 2022 2023 2022 Net income (loss) $ 23,264 $ (18,760) $ 49,888 $ (115,436) Income tax exp ns (benefi ) (122) (1,682) 724 (2,062) Inte st income (expense), net (7,550) (4,756) (29,013) (6,586) Other inc me (expense), net 551 (6,683) 107 (4,850) De reciation and amortization 6, 33 5,550 21,649 18,792 Acquisition-related costs — — 457 — Impairment on assets 1,269 1,851 4,975 1,851 Equity-based compensation expense 2,191 40,007 37,293 138,495 Adjusted EBITDA 25,836 15,527 $ 86,080 $ 30,204 Revenue $ 170,96 $ 128,253 $ 613,579 $ 437,434 Net income Margin 14% (15) % 8% (26) % Adjusted EBITDA Margin 15% 12% 14% 7 % Reconciliation of Net Income (Loss) to Adjusted Net Income Three Months Ended December 31, Year ended December 31, (In thousa ds) 2023 2022 2023 2022 Net income (loss) attributable to Clear Secure,. Inc $ 13,975 $ (11,327) $ 28,108 $ (65,573) Reallocation of net income (loss) attributable to non-controlling interests 9,289 (7,433) 21,780 (49,863) Net income (l ss) per above 23,264 (18,760) 49,888 (115,436) Equity-based compensation expense 2,191 40,007 37,293 138,495 Amortization of acquired intangibles 898 791 3,268 3,161 cq isition-related costs — — 457 — Income tax effect (154) (996) (1,610) (1,604) Adjusted Net Income $ 26,199 $ 21,042 $ 89,296 $ 24,616 conc liati n of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin Reconciliation of Net Income (Loss) to Adjusted Net Income

Clear Secure, Inc. | Q4 2023 | Page 19 Shareholder Letter Q4 2023 Calculation of Adjusted Weighted-Average Shares Outstanding Calculation of Adjusted Weighted-Average Shares Outstanding Weighted-average number of shares outstanding, basic for Class A Common Stock 90,462,936 85,893,063 89,695,439 81,117,184 Adjustments Assumed weighted-average conversion of issued and outstanding Class B Common Stock 907,234 924,734 907,234 1,007,686 Assumed weighted-average conversion of issued and outstanding Class C Common Stock 33,604,069 39,217,633 35,586,829 41,265,522 Assumed weighted-average conversion of issued and outstanding Class D Common Stock 25,796,690 26,096,669 25,796,690 26,501,898 Assumed weighted-average conversion of vested and outstanding warrants — 107,604 — 164,623 Adjusted Weighted-Average Number of Shares Outstanding, Basic 150,770,929 152,239,703 151,986,192 150,056,913 Weighted-average impact of unvested RSAs 736 259,109 37,861 863,904 Weighted-average impact of unvested RSUs 473,505 827,958 955,661 631,104 Weighted-average impact of unvested performance based RSUs 14,075 — 20,850 — Total incremental shares 488,316 1,087,067 1,014,372 1,495,008 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 151,259,245 153,326,770 153,000,564 151,551,921 Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Calculation of Adjusted Net Income per Common Share, Basic Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income in thousands $ 26,199 $ 21,042 $ 89,296 $ 24,616 Adjusted Weighted-Average Number of Shares Outstanding, Basic 150,770,929 152,239,703 151,986,192 150,056,913 Adjusted Net Income per Common Share, Basic $ 0.17 $ 0.14 $ 0.59 $ 0.16 Calculation of Adjusted Net Income per Common Share, Diluted Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income in thousands $ 26,199 $ 21,042 $ 89,296 $ 24,616 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 151,259,245 153,326,770 153,000,564 151,551,921 Adjusted Net Income per Common Share, Diluted $ 0.17 $ 0.14 $ 0.58 $ 0.16 Summary of Adjusted Net Income per Common Share: Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income per Common Share, Basic $ 0.17 $ 0.14 $ 0.59 $ 0.16 Adjusted Net Income per Common Share, Diluted $ 0.17 $ 0.14 $ 0.58 $ 0.16 Reconciliation of Net cash provided by (used in) operating activities to Free Cash Flow Three Months Ended December 31, Year ended December 31, (In thousands) 2023 2022 2023 2022 Net cash provided by operating activities $ 94,131 $ 79,280 $ 225,033 $ 168,310 Purchases of property and equipment (3,730) (8,289) (25,555) (31,362) Free Cash Flow $ 90,401 $ 70,991 $ 199,478 $ 136,948 Calculation of Adjusted Weighted-Average Shares Outstanding Weighted-average number of shares outstanding, basic for Class A Common Stock 90,462,936 85,893,063 89,695,439 81,117,184 Adjustments Assumed weighted-average conversion of issued and outstanding Class B Common Stock 907,234 924,734 907,234 1,007,686 Assumed weighted-average conversion of issued and outstanding Class C Common Stock 33,604,069 39,217,633 35,586,829 41,265,522 Assumed weighted-average conversion of issued and outstanding Class D Common Stock 25,796,690 26,096,669 25,796,690 26,501,898 Assumed weighted-average conversion of vested and outstanding warrants — 107,604 — 164,623 Adjusted Weighted-Average Number of Shares Outstanding, Basic 150,770,929 152,239,703 151,986,192 150,056,913 Weighted-average impact of unvested RSAs 736 259,109 37,861 863,904 Weighted-average impact of unvested RSUs 473,505 827,958 955,661 631,104 Weighted-average impact of unvested performance based RSUs 14,075 — 20,850 — Total incremental shares 488,316 1,087,067 1,014,372 1,495,008 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 151,259,245 153,326,770 153,000,564 151,551,921 Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Calculation of Adjusted Net Income per Common Share, Basic Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income in thousands $ 26,199 $ 21,042 $ 89,296 $ 24,616 Adjusted Weighted-Average Number of Shares Outstanding, Basic 150,770,929 152,239,703 151,986,192 150,056,913 Adjusted Net Income per Common Share, Basic $ 0.17 $ 0.14 $ 0.59 $ 0.16 Calculation of Adjusted Net Income per Common Share, Diluted Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income in thousands $ 26,199 $ 21,042 $ 89,296 $ 24,616 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 151,259,245 153,326,770 153,000,564 151,551,921 Adjusted Net Income per Common Share, Diluted $ 0.17 $ 0.14 $ 0.58 $ 0.16 Summary of Adjusted Net Income per Common Share: Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income per Common Share, Basic $ 0.17 $ 0.14 $ 0.59 $ 0.16 Adjusted Net Income per Common Share, Diluted $ 0.17 $ 0.14 $ 0.58 $ 0.16 Reconciliation of Net cash provided by (used in) operating activities to Free Cash Flow Three Months Ended December 31, Year ended December 31, (In thousands) 2023 2022 2023 2022 Net cash provided by operating activities $ 94,131 $ 79,280 $ 225,033 $ 168,310 Purchases of property and equipment (3,730) (8,289) (25,555) (31,362) Free Cash Flow $ 90,401 $ 70,991 $ 199,478 $ 136,948 Calculation of Adjusted Weighted-Average Shares Outstanding Weighte -average number of share utstanding, basic for Class A ommon Stock 90,462 9 6 85,893 063 89,695 4 9 8 11 1 4 dj stments ss i te -a erage conversion of issue a d outstanding Class B Common Stock 907,234 924,734 907,234 1,007,686 ss m weighted-average conversion f issued and outstanding Class C Common Stock 33,604,069 39,217,633 35,586,8 9 41,2 5,522 Assum weight d-average conversion of issued and outstanding Class D Common Stock 25,796,690 26,096,669 25,796,690 26,501,898 Assumed weighted-average conversion of vested and outstanding warrants — 107 6 4 — 1 4 623 Adjust W ighted-Average Number of Shares Outstanding, Basic 150,770,929 152,239,703 151,986,192 150,056,913 Weighted-average impact of unvested RSAs 736 259,109 37,861 863,904 Weighted-average impact of unvested RSUs 473,505 827,958 955,661 631,104 Weighted-average impact of unvested performance based RSUs 14 07 — 2 850 — Total incremental shares 488,316 1,087,067 1,014,372 1,495,008 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 151,259,245 153,326,770 153,000,564 151,551,921 Three Months Ended December 31, Year ended December 31 2023 2022 2023 2022 Calculation of Adjusted Net Income per Common Share, Basic Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income in thousands $ 26,199 $ 21,042 $ 89,296 $ 24,616 Adjusted Weighted-Average Number of Shares Outstanding, Basic 150,770,929 152,239,703 151,986,192 150,056,913 Adjusted Net Income per Common Share, Basic $ 0.17 $ 0.14 $ 0.59 $ 0.16 Calculation of Adjusted Net Income per Common Share, Diluted Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income in thousands $ 26,199 $ 21,042 $ 89,296 $ 24,616 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 151,259,245 153,326,770 153,000,564 151,551,921 Adjusted Net Income per Common Share, Diluted $ 0.17 $ 0.14 $ 0.58 $ 0.16 Summary of Adjusted Net Income per Common Share: Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income per Common Share, Basic $ 0.17 $ 0.14 $ 0.59 $ 0.16 Adjusted Net Income per Common Share, Diluted $ 0.17 $ 0.14 $ 0.58 $ 0.16 Reconciliation of Net cash provided by (used in) operating activities to Fre Cash Flow Three Months Ended December 31, Year ended December 31, (In thousands) 2023 2022 2023 2022 Net cash provided by operating activities $ 94,131 $ 79,280 $ 225,033 $ 168,310 Purchases of property and equipment (3,730) (8,289) (25,555) (31,362) Free Cash Flow $ 90,401 $ 70,991 $ 199,478 $ 136,948 Calculation of Adjusted Net Income per Common Share, Basic Calculation of Adjusted Net Income per Common Share, Diluted

Clear Secure, Inc. | Q4 2023 | Page 20 Shareholder Letter Q4 2023 Reconciliation of Net cash provided by operating activities to Free Cash Flow Calculation of Adjusted Weighted-Average Shares Outstanding Weighted-average number of shares outstanding, basic for Class A Common Stock 90,462,936 85,893,063 89,695,439 81,117,184 Adjustments Assumed weighted-average conversion of issued and outstanding Class B Common Stock 907,234 924,734 907,234 1,007,686 Assumed weighted-average conversion of issued and outstanding Class C Common Stock 33,604,069 39,217,633 35,586,829 41,265,522 Assumed weighted-average conversion of issued and outstanding Class D Common Stock 25,796,690 26,096,669 25,796,690 26,501,898 Assumed weighted-average conversion of vested and outstanding warrants — 107,604 — 164,623 Adjusted Weighted-Average Number of Shares Outstanding, Basic 150,770,929 152,239,703 151,986,192 150,056,913 Weighted-average impact of unvested RSAs 736 259,109 37,861 863,904 Weighted-average impact of unvested RSUs 473,505 827,958 955,661 631,104 Weighted-average impact of unvested performance based RSUs 14,075 — 20,850 — Total incremental shares 488,316 1,087,067 1,014,372 1,495,008 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 151,259,245 153,326,770 153,000,564 151,551,921 Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Calculation of Adjusted Net Income per Common Share, Basic Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income in thousands $ 26,199 $ 21,042 $ 89,296 $ 24,616 Adjusted Weighted-Average Number of Shares Outstanding, Basic 150,770,929 152,239,703 151,986,192 150,056,913 Adjusted Net Income per Common Share, Basic $ 0.17 $ 0.14 $ 0.59 $ 0.16 Calculation of Adjusted Net Income per Common Share, Diluted Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income in thousands $ 26,199 $ 21,042 $ 89,296 $ 24,616 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 151,259,245 153,326,770 153,000,564 151,551,921 Adjusted Net Income per Common Share, Diluted $ 0.17 $ 0.14 $ 0.58 $ 0.16 Summary of Adjusted Net Income per Common Share: Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income per Common Share, Basic $ 0.17 $ 0.14 $ 0.59 $ 0.16 Adjusted Net Income per Common Share, Diluted $ 0.17 $ 0.14 $ 0.58 $ 0.16 econciliation of Net cash provided by (used in) operating activities to Free Cash Flow Three Months Ended December 31, Year ended December 31, (In thousands) 2023 2022 2023 2022 Net cash provided by operating activities $ 94,131 $ 79,280 $ 225,033 $ 168,310 Purchases of property and equipment (3,730) (8,289) (25,555) (31,362) Free Cash Flow $ 90,401 $ 70,991 $ 199,478 $ 136,948 Calculation of Adjusted Weighted-Average Shares Outstanding Weighted-average number of shares outstanding, basic for Class A Common Stock 90,462,936 85,893,063 89,695,439 81,117,184 Adjustments Assumed weighted-average conversion of issued and outstanding Class B Common Stock 907,234 924,734 907,234 1,007,686 Assumed weighted-average conversion of issued and outstanding Class C Common Stock 33,604,069 39,217,633 35,586,829 41,265,522 Assumed weighted-average conversion of issued and outstanding Class D Common Stock 25,796,690 26,096,669 25,796,690 26,501,898 Assumed weighted-average conversion of vested and outstanding warrants — 107,604 — 164,623 Adjusted Weighted-Average Number of Shares Outstanding, Basic 150,770,929 152,239,703 151,986,192 150,056,913 Weighted-average impact of unvested RSAs 736 259,109 37,861 863,904 Weighted-average impact of unvested RSUs 473,505 827,958 955,661 631,104 Weighted-average impact of unvested performance based RSUs 14,075 — 20,850 — Total incremental shares 488,316 1,087,067 1,014,372 1,495,008 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 151,259,245 153,326,770 153,000,564 151,551,921 Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Calculation of Adjusted Net Income per Common Share, Basic Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income in thousands $ 26,199 $ 21,042 $ 89,296 $ 24,616 Adjusted Weighted-Average Number of Shares Outstanding, Basic 150,770,929 152,239,703 151,986,192 150,056,913 djusted Net Income per Common Share, Basic $ 0.17 $ 0.14 $ 0.59 $ 0.16 Calc lation of Adjusted Net Income p r Common Share, Diluted Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income in thousands $ 26,199 $ 21,042 $ 89,296 $ 24,616 Adjusted Weighted-Average Number of Shares Outstanding, Diluted 151,259,245 153,326,770 153,000,564 151,551,921 j sted Net Income per Common Share, Diluted $ 0.17 $ 0.14 $ 0.58 $ 0.16 Summary of Adjusted Net Income per Common Share: Three Months Ended December 31, Year ended December 31, 2023 2022 2023 2022 Adjusted Net Income per Common Share, Basic $ 0.17 $ 0.14 $ 0.59 $ 0.16 Adjusted Net Income per Common Share, Diluted $ 0.17 $ 0.14 $ 0.58 $ 0.16 Reconciliatio f Net cash pr vided by (us in) operating activities to Free Cash Flow Three Months Ended December 31, Year ended December 31, (In thousands) 2023 2022 2023 2022 Net cash provided by operating activities $ 94,131 $ 79,280 $ 225,033 $ 168,310 Purc ases of property and equipment (3,730) (8,289) (25,555) (31,362) Free Cash Flow $ 90,401 $ 70,991 $ 199,478 $ 136,948 Summary of Adjusted Net Income per Common Share

CLEAR
Shareholder Letter
Q4 2023

Below is a summary of the components of the Company's total equity-based compensation expense:

	Three Months Ended December 31, 2023 (in thousands)				
	Pre-IPO employee performance awards	Warrants	Founder PSU	Employee equity-based awards	Total
Cost of direct salaries and benefits	$ (395)	$ —	$ —	$ 184	$ (211)
Research and development[(1)]	(3,913)	—	—	3,073	(840)
Sales and marketing	(133)	—	—	280	147
General and administrative[(2)]	(3,225)	—	3,056	3,264	3,095
Total equity-based compensation	**$ (7,666)**	**$ —**	**$ 3,056**	**$ 6,801**	**$ 2,191**

(1) Includes $5.0 million employee equity-based compensation forfeitures for the three months ended December 31, 2023.
(2) Includes $3.9 million employee equity-based compensation forfeitures for the three months ended December 31, 2023.

	Three Months Ended December 31, 2022 (in thousands)				
	Pre-IPO employee performance awards	Warrants	Founder PSU	Employee equity-based awards	Total
Cost of direct salaries and benefits	$ 87	$ —	$ —	$ 111	$ 198
Research and development	2,567	—	—	4,645	7,212
Sales and marketing	181	—	—	197	378
General and administrative	3,278	18,091	6,629	4,221	32,219
Total equity-based compensation	**$ 6,113**	**$ 18,091**	**$ 6,629**	**$ 9,174**	**$ 40,007**

	Year Ended December 31, 2023 (in thousands)				
	Pre-IPO employee performance awards	Warrants	Founder PSU	Employee equity-based awards	Total
Cost of direct salaries and benefits	$ (281)	$ —	$ —	$ 515	$ 234
Research and development[(1)]	(2,662)	—	—	8,635	5,973
Sales and marketing	(239)	—	—	852	613
General and administrative[(2)]	(3,028)	623	19,815	13,063	30,473
Total equity-based compensation	**$ (6,210)**	**$ 623**	**$ 19,815**	**$ 23,065**	**$ 37,293**

(1) Includes $12.7 million employee equity-based compensation forfeitures for the year ended December 31, 2023.
(2) Includes $4.3 million employee equity-based compensation forfeitures for the year ended December 31, 2023.

	Year Ended December 31, 2022 (in thousands)				
	Pre-IPO employee performance awards	Warrants	Founder PSU	Employee equity-based awards	Total
Cost of direct salaries and benefits	$ 87	$ —	$ —	$ 269	$ 356
Research and development	2,567	—	—	15,003	17,570
Sales and marketing	181	—	—	385	566
General and administrative	3,278	77,033	26,301	13,391	120,003
Total equity-based compensation	**$ 6,113**	**$ 77,033**	**$ 26,301**	**$ 29,048**	**$ 138,495**

Clear Secure, Inc. | Q4 2023 | Page 21

CLEAR
Shareholder Letter
Q4 2023

Net Adjustments[1] and Founder PSU and Employee Equity-Based Awards[2]

(In thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Net Adjustments[1]								
Cost of Revenue Share Fee	$ (421)	$ (1,417)	$ (2,305)	$ (1,160)	$ (612)	$ (334)	$ (1,095)	$ (412)
Cost of Direct Salaries and Benefits	—	—	—	87	23	34	57	1,156
Research and Development	—	—	—	2,567	1,365	647	(7,248)	(2,270)
Sales and Marketing	—	—	—	181	(145)	11	27	(28)
General and Administrative	70	52	58,820	23,221	3,874	(458)	(16)	(1,940)
Depreciation and Amortization	—	—	—	—	—	—	—	—
Subtotal	**$ (351)**	**$ (1,365)**	**$ 56,515**	**$ 24,896**	**$ 4,505**	**$ (100)**	**$ (8,275)**	**$ (3,494)**
Founder PSU and Employee Equity-Based								
Cost of Revenue Share Fee	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Cost of Direct Salaries and Benefits	93	43	21	111	50	109	172	184
Research and Development	3,741	2,691	3,926	4,645	4,730	4,872	3,665	4,189
Sales and Marketing	48	99	41	197	44	121	408	400
General and Administrative	9,177	9,421	10,244	10,850	10,340	9,026	7,558	7,042
Depreciation and Amortization	—	—	—	—	—	—	—	—
Subtotal	**$ 13,059**	**$ 12,254**	**$ 14,232**	**$ 15,803**	**$ 15,164**	**$ 14,128**	**$ 11,803**	**$ 11,815**

(1) Table represents adjustments called out in our release which an investor may want to consider when evaluating our financial performance and ongoing operating expenses. Items include pre-IPO warrant/employee performance award expenses/reversals, non-cash asset impairments, writeoffs, acquisition-related expenses, non-recurring COVID-related benefits to Revenue Share, severance and NextGen Identity+ expenses.

(2) Founder PSU/Employee Equity-Based Awards excluding pre-IPO warrant/employee performance award expenses/reversals.

Clear Secure, Inc. | Q4 2023 | Page 22